                                                                    EXHIBIT 99.3

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

Effective October 26, 2000, the Company purchased all outstanding common stock of Productivity Enhancement Products, Inc. and subsidiaries (PEP), in exchange for 884,167 shares of Dense-Pac Microsystems, Inc. (Dense-Pac) common stock valued at $3,719,019, and the assumption of net liabilities estimated to be $1,068,304 at July 2, 2000. Transaction costs are estimated at $250,000.

The following table sets out certain consolidated financial information for Dense-Pac and PEP, as well as certain pro forma combined consolidated financial information for Dense-Pac after giving effect to the acquisition. The unaudited pro forma adjustments are based upon currently available information and upon certain assumptions that management of Dense-Pac believes are reasonable under the circumstances.

The following unaudited pro forma combined consolidated balance sheet as of August 31, 2000 includes the unaudited consolidated balance sheet of Dense-Pac as of August 31, 2000 and the unaudited consolidated balance sheet of PEP as of July 2, 2000 and assumes that the acquisition had occurred on August 31, 2000. The unaudited pro forma combined consolidated statement of operations for the six months ended August 31, 2000 includes the unaudited consolidated statement of operations of Dense-Pac for the six months ended August 31, 2000 and the unaudited consolidated statement of operations of PEP for the six months ended July 2, 2000. The unaudited pro forma combined consolidated statement of operations for the year ended February 29, 2000 includes the consolidated statement of operations of Dense-Pac for the fiscal year ended February 29, 2000 and the consolidated statement of operations of PEP for the year ended January 2, 2000. The unaudited pro forma combined consolidated statements of operations assume that the acquisition occurred on March 1, 1999.

The pro forma financial information is intended for information purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company after the acquisition, or of the financial position or results of operations of the Company that would have actually occurred had the acquisition been effected for the periods presented. Furthermore, the pro forma financial information excludes discontinued operations and other comprehensive income of PEP as the related financial information does not relate to assets or operations of PEP purchased by Dense-Pac.

The acquisition will be accounted for using the purchase method of accounting. Accordingly, the cost to acquire PEP will be allocated to the assets acquired and liabilities assumed according to their estimated fair values as of the date of acquisition after giving effect to the purchase price adjustments required by the acquisition. The allocation presented herein is based on unaudited financial statements of PEP. Accordingly, the purchase allocation adjustments made in connection with the preparation of the unaudited pro forma consolidated financial information are preliminary, and have been made solely for the purpose of preparing such unaudited pro forma consolidated financial information.

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

                                                                                                            TOTAL
                                             DENSE-PAC             PEP                                    PRO FORMA
                                            FEBRUARY 29,        JANUARY 2,          PRO FORMA            FEBRUARY 29,
                                                2000              2000             ADJUSTMENTS               2000
                                            ------------      ------------         ------------          ------------
Net sales                                   $ 27,459,614      $  5,946,793         $         --          $ 33,406,407

Cost of sales                                 18,181,463         3,048,450                                 21,229,913
                                            ------------      ------------         ------------          ------------

Gross profit                                   9,278,151         2,898,343                                 12,176,494

Costs and expenses:
  Research and development                     1,277,701                                                    1,277,701
  Selling, general, and administrative         5,263,039         2,311,513              724,475(2)          8,299,027
  Write-off of note receivable                                     366,519                                    366,519
                                            ------------      ------------         ------------          ------------

      Total costs and expenses                 6,540,740         2,678,032              724,475             9,943,247
                                            ------------      ------------         ------------          ------------

Income from operations                         2,737,411           220,311             (724,475)            2,233,247
Other expense, net                               150,038             7,109                                    157,147
                                            ------------      ------------         ------------          ------------

Income before income tax provision             2,587,373           213,202             (724,475)            2,076,100
Income tax provision (benefit)                    22,800            72,239              (70,360)(5)            24,679
                                            ------------      ------------         ------------          ------------

Net income from continuing
  operations                                $  2,564,573      $    140,963         $   (654,115)         $  2,051,421
                                            ============      ============         ============          ============

Earnings per share:
  Basic                                     $       0.14                                                 $       0.10
  Diluted                                   $       0.13                                                 $       0.10

Weighted-average shares:
  Basic                                       18,773,138                                884,167(3)         19,657,305
  Diluted                                     19,974,857                                884,167(3)         20,859,024

See notes to unaudited pro forma financial information

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
AS OF AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                                                                               COMBINED
                               DENSE-PAC               PEP             TOTAL                                   PRO FORMA
                               AUGUST 31,             JULY 2,        AUGUST 31,             PRO FORMA          AUGUST 31,
                                  2000                 2000             2000               ADJUSTMENTS            2000
                              ------------         ------------      ------------          ------------       ------------
ASSETS
Current assets:
  Cash and cash
    equivalents               $  4,959,746         $    283,333      $  5,243,079          $         --       $  5,243,079
  Investments                                        11,198,240        11,198,240           (11,198,240)(4)
  Accounts receivable,
    net                          2,760,945            1,025,271         3,786,216                                3,786,216
  Inventories, net               2,128,578              697,691         2,826,269                                2,826,269
  Prepaid expenses and
    other current assets           234,655              153,807           388,462                                  388,462
                              ------------         ------------      ------------          ------------       ------------

    Total current assets        10,083,924           13,358,342        23,442,266           (11,198,240)        12,244,026

Property, net                    5,446,139              213,073         5,659,212                                5,659,212
Goodwill, net                                                                                 5,068,323(1)       5,068,323
Other assets                        29,171               94,872           124,043                                  124,043
                              ------------         ------------      ------------          ------------       ------------

                              $ 15,559,234         $ 13,666,287      $ 29,225,521          $ (6,129,917)      $ 23,095,604
                              ============         ============      ============          ============       ============

See notes to unaudited pro forma financial information

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
AS OF AUGUST 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                    COMBINED
                               DENSE-PAC                               TOTAL                                        PRO-FORMA
                               AUGUST 31,          JULY 2,           AUGUST 31,            PRO FORMA                AUGUST 31,
                                 2000               2000                2000              ADJUSTMENTS                  2000
                              ------------       ------------       ------------          ------------             ------------
LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
Current liabilities:
  Accounts payable            $  1,258,876       $    678,434       $  1,937,310          $         --             $  1,937,310
  Accrued
    compensation                   443,773            116,318            560,091                                        560,091
  Other accrued
    expenses                        91,333            241,524            332,857               250,000(1)               582,857
  Deferred income taxes                             1,435,055          1,435,055                                      1,435,055
  Current portion of
    long-term debt                 560,586            773,888          1,334,474                                      1,334,474
  Deferred revenue                 300,000            297,432            597,432                                        597,432
                              ------------       ------------       ------------          ------------             ------------

    Total current
      liabilities                2,654,568          3,542,651          6,197,219               250,000                6,447,219

Long-term debt, less
  current portion                1,009,153             24,700          1,033,853                                      1,033,853

Stockholders' equity:
  Common stock                  20,766,929             46,000         20,812,929             3,673,019(1)            24,485,948
  (Accumulated deficit)
    retained earnings           (8,833,755)         3,377,001         (5,456,754)           (3,377,001)(1)           (8,833,755)
  Accumulated other
    comprehensive
    income                                          6,706,935          6,706,935            (6,706,935)(4)
  Notes receivable from
    sale of common stock                              (31,000)           (31,000)               31,000(1)
  Unearned
    compensation                   (37,661)                              (37,661)                                       (37,661)
                              ------------       ------------       ------------          ------------             ------------

    Total stockholders'
      equity                    11,895,513         10,098,936         21,994,449            (6,379,917)              15,614,532
                              ------------       ------------       ------------          ------------             ------------

                              $ 15,559,234       $ 13,666,287       $ 29,225,521          $ (6,129,917)            $ 23,095,604
                              ============       ============       ============          ============             ============

See notes to unaudited pro forma financial information

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2000
--------------------------------------------------------------------------------

                                                                                                                         COMBINED
                                                 DENSE-PAC                             TOTAL                             PRO FORMA
                                                 AUGUST 31,         PEP              AUGUST 31,      PRO FORMA           AUGUST 31,
                                                   2000         JULY 2, 2000            2000        ADJUSTMENTS             2000
                                                ------------    ------------        ------------    ------------        ------------
Net sales                                       $ 18,185,152    $  3,454,052        $ 21,639,204    $         --        $ 21,639,204
Cost of sales                                     12,697,849       2,250,087          14,947,936                          14,947,936
                                                ------------    ------------        ------------    ------------        ------------

Gross profit                                       5,487,303       1,203,965           6,691,268                           6,691,268

Costs and expenses:
  Research and development                           858,944                             858,944                             858,944
  Selling, general, and administrative             2,975,212       1,590,026           4,565,238         362,237(2)        4,927,475
                                                ------------    ------------        ------------    ------------        ------------

    Total costs and expenses                       3,834,156       1,590,026           5,424,182         362,237           5,786,419

Income (loss) from operations                      1,653,147        (386,061)          1,267,086        (362,237)            904,849
Other income, net                                     38,542          16,570              55,112                              55,112
                                                ------------    ------------        ------------    ------------        ------------

Income (loss) before income tax provision          1,691,689        (369,491)          1,322,198        (362,237)            959,961
Income tax provision (benefit)                        53,000         349,858             402,858        (361,434)(5)          41,424
                                                ------------    ------------        ------------    ------------        ------------

Net income (loss) from continuing operations    $  1,638,689    $   (719,349)       $    919,340    $       (803)       $    918,537
                                                ============    ============        ============    ============        ============

Earnings per share:
  Basic                                         $       0.08                                                            $       0.03
  Diluted                                       $       0.08                                                            $       0.02

Weighted-average shares:
  Basic                                           19,612,042                                             884,167(3)       20,496,209
  Diluted                                         20,633,423                                             884,167(3)       21,517,590

See notes to unaudited pro forma financial information

DENSE-PAC MICROSYSTEMS, INC. AND
PRODUCTIVITY ENHANCEMENT PRODUCTS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION FOR THE YEAR ENDED FEBRUARY 29, 2000 AND AS OF AND FOR THE SIX MONTHS ENDED AUGUST 31, 2000
--------------------------------------------------------------------------------

1. To reflect the elimination of PEP's equity accounts and the allocation of the purchase price of $5,068,323 to goodwill. The purchase price consists of the common stock issued by Dense-Pac ($3,719,019), estimated transaction costs ($250,000), and assumed net liabilities of PEP as follows:

        Net assets of PEP as of July 2, 2000                   $ 10,098,936
        Less available-for-sale investments  (Note 4)           (11,198,240)
        Note receivable from sale of common stock                    31,000
                                                               ------------
        Net liabilities of PEP being assumed by Dense-Pac      $ (1,068,304)
                                                               ============


        The allocation may change once the audit of PEP's closing balance sheet is completed and other valuation information is received.

2. To reflect the amortization of goodwill over seven years on a straight-line basis.

3. To adjust for the 884,167 shares of Dense-Pac common stock issued in the acquisition in the basic and diluted net income per share calculation.

4. To eliminate available-for-sale investments and related accumulated other comprehensive income associated with PEP's discontinued line of business. The securities are not being purchased by Dense-Pac.

5. To adjust the income tax provision to reflect estimated income tax expense on a combined basis.